SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 1, 2004

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

WASHINGTON	000-27687	91-1650880

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

110 110th Ave NE, Suite 200
Bellevue, WA 98004
425-519-5900
(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BSQUARE CORPORATION
FORM 8-K
December 1, 2004

Item 8.01 Other Events.

On December 1, 2004 BSQUARE Corporation received notification from The Nasdaq Stock Market that BSQUARE has regained compliance with the Nasdaq National Market’s listing maintenance standards regarding minimum bid price.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION
Date: December 1, 2004	By:	/s/ Scott C. Mahan
Scott C. Mahan
Vice President Finance and Chief Financial Officer